                                                                  Exhibit h(7)

                    TRANSFER AGENCY AND SERVICES AGREEMENT

      AGREEMENT, dated as of October 1, 1999 by and between each of the investment companies listed on Schedule A hereto, as amended from time to time (each a "Fund" and collectively the "Funds") and each having its principal place of business at 388 Greenwich Street, New York, New York 10413 and SMITH BARNEY PRIVATE TRUST COMPANY ("Private Trust"), a New York corporation with principal offices at 388 Greenwich Street, New York, New York 10013.

                                  WITNESSETH

      WHEREAS, each Fund desires to appoint Private Trust as its transfer agent, dividend disbursing agent and shareholder servicing agent and Private Trust desires to accept such appointment;

      NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, each Fund and Private Trust agree as follows:

Article 1   Definitions

      1.1 Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            (a) "Articles of Incorporation" shall mean the Articles of Incorporation, Declaration of Trust, or other similar organizational document as the case may be, of a Fund as the same may be amended from time to time.

            (b) "Authorized Person" shall be deemed to include (i) any authorized officer of a Fund; (ii) or any person, whether or not such person is an officer or employee of a Fund, duly authorized to give Oral Instructions or Written Instructions on behalf of the Fund as indicated in writing to Private Trust from time to time.

            (c) "Board Members" shall mean the Directors or Trustees of the governing body of the Fund, as the case may be.

            (d) "Board of Directors" shall mean the Board of Directors or Board of Trustees of the Fund, as the case may be.

            (e) "Commission" shall mean the Securities and Exchange Commission.

            (f) "Custodian" refers to any custodian or subcustodian of securities and other property which a Fund may from time to time deposit, or cause to be deposited or held under the name or account of such a custodian pursuant to a Custodian Agreement.

            (g) "1934 Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, all as amended from time to time.

            (h) "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, all as amended from time to time.

            (i) "Oral Instructions" shall mean instructions, other than Written Instructions, actually received by Private Trust from a person reasonably believed by Private Trust to be an Authorized Person;

            (j) "Prospectus" shall mean the most recently dated Fund Prospectus and Statement of Additional Information, including any supplements thereto if any, which has become effective under the Securities Act of 1933 and the 1940 Act.

            (k) "Shares" refers collectively to such shares of capital stock or beneficial interest, as the case may be, or class thereof, of a Fund as may be issued from time to time.

            (l) "Shareholder" shall mean a holder of Shares of a Fund.

            (m) "Written Instructions" shall mean a written communication signed by a person reasonably believed by Private Trust to be an Authorized Person and actually received by Private Trust. Written Instructions shall include manually executed originals and authorized electronic transmissions, including telefacsimile of a manually executed original or other process.

Article 2   Appointment of Private Trust

      2.1 The Fund hereby appoints and constitutes Private Trust as transfer agent, registrar and dividend disbursing agent for Shares of the Funds and as shareholder servicing agent for the Funds. Private Trust accepts such appointment and agrees to perform the duties hereinafter set forth.

Article 3   Duties of Private Trust

      3.1 Private Trust shall be responsible for:

            (a) Administering and/or performing the customary services of a transfer agent; acting as service agent in connection with dividend and distribution functions; and for performing shareholder account and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the Custodian) of Shares of each Fund, as more fully described in the written schedule of Duties of Private Trust annexed hereto as Schedule B and incorporated herein, and in accordance with the terms of the Prospectus of each Fund, applicable law and the procedures established from time to time between the Funds and Private Trust.

            (b) Recording the issuance of Shares and maintaining pursuant to Rule 17Ad-10(e) of the 1934 Act a record of the total number of Shares of each Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. Private Trust shall provide each Fund on a regular basis with the total number of Shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Fund.

            (c) Notwithstanding any of the foregoing provisions of this Agreement, Private Trust shall be under no duty or obligation to inquire into, and shall not be liable for: (i) the legality of the issuance or sale of any Shares or the sufficiency of the amount to be received therefor; (ii) the legality of the redemption of any Shares, or the propriety of the amount to be paid therefor; (iii) the legality of the declaration of any dividend by a Fund's Board of Directors, or the legality of the issuance of any Shares in payment of any dividend; or,
      (iv) the legality of any recapitalization or readjustment of the Shares.

      3.2 In addition, each Fund shall (i) identify to Private Trust in writing or by transmission those transactions and assets to be treated as exempt from blue sky reporting for each State and (ii) verify the establishment of transactions for each State on the system prior to activation and thereafter monitor the daily activity for each State. The responsibility of Private Trust for the Fund's blue sky State registration status is solely limited to the initial establishment of transactions subject to blue sky compliance by the Funds and the reporting of such transactions to the Funds as provided above.

      3.3 In addition to the duties set forth in Schedule B, Private Trust shall perform such other duties and functions, and shall be paid such amounts therefor, as may from time to time be agreed upon in writing between the Fund and the Transfer Agent. The compensation for such other duties and functions shall be reflected in a written amendment to Schedule C and the duties and functions shall be reflected in an amendment to Schedule B, both dated and signed by authorized persons of the parties hereto.

Article 4   Delegation of Responsibilities

      4.1 With respect to any Fund, Private Trust may delegate some or all of its duties under this Agreement to other parties that after reasonable inquiry Private Trust deems to be competent to assume such duties. In the event of any such delegation, Private Trust shall enter into a written agreement with the delegatee in which the delegatee will, among other things:

            (a) agree to provide the services delegated to it in accordance with a written schedule of Performance Standards developed by Private Trust; and

            (b) represent and warrant that it is duly registered as required under all federal and state securities laws.

Article 5   Recordkeeping and Other Information

      5.1 Private Trust shall create and maintain all records required of it pursuant to its duties hereunder and as set forth in Schedule B in accordance with all applicable laws, rules and regulations, including records required by
Section 31(a) of the 1940 Act. Where applicable, such records shall be maintained by Private Trust for the period and in the places required by Rule 31a-2 under the 1940 Act.

      5.2 To the extent required by Section 31 of the 1940 Act, Private Trust agrees that all such records prepared or maintained by Private Trust relating to the services to be performed by Private Trust hereunder, are the property of the Funds and will be preserved, maintained and made available in accordance with, such, section, and will be surrendered promptly to the Funds on and in accordance with the Funds' request.

      5.3 In case of any requests. or demands for the inspection of Shareholder records of a Fund, Private Trust will endeavor to notify the Fund of such request and secure Written Instructions as to the handling of such request. Private Trust reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to comply with such request.

Article 6   Fund Instructions

      6.1 Private Trust will have no liability when acting upon Written or Oral Instructions believed to have been executed or orally communicated by an Authorized Person and will not be held to have any notice of any change of authority of any person until receipt of a Written Instruction thereof from a Fund. Private Trust will also have no liability when processing Share certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of a Fund and the proper countersignature of Private Trust.

      6.2 At any time, Private Trust may request Written Instructions from a Fund and may seek advice from legal counsel for the Fund, or its own legal counsel, with respect to any matter arising in connection with this Agreement, and it shall not be liable for any action taken or not taken or suffered by it in good faith in accordance with such Written Instructions or in accordance with the opinion of counsel for the Fund or for Private Trust. Written Instructions requested by Private Trust will be provided by a Fund within a reasonable period of time.

      6.3 Private Trust, its officers, agents or employees, shall accept Oral Instructions or Written Instructions given to them by any person representing or acting on behalf of a Fund only if said representative is an Authorized Person. Each Fund agrees that all Oral Instructions shall be followed within one business day by confirming Written Instructions, and that the Fund's failure to so confirm shall not impair in any respect Private Trust's right to rely on Oral Instructions.

Article 7   Compensation

      7.1 The Funds will compensate or cause Private Trust to be compensated for the performance of its obligations hereunder in accordance with the fees set forth in the written schedule of fees annexed hereto as Schedule C and incorporated herein. Private Trust will transmit an invoice to the Fund as soon as practicable after the end of each calendar month which will be detailed in accordance with Schedule C, and the Fund will pay to Private Trust the amount of such invoice within thirty (30) days after the Fund's receipt of the invoice.

      7.2 In addition, the Funds agree to pay, and will be billed separately for, reasonable out-of-pocket expenses incurred by Private Trust in the performance of its duties hereunder. Out-of-pocket expenses shall include, but shall not be limited to, the items specified in the written schedule of out-of-pocket charges annexed hereto as Schedule D and incorporated herein. Schedule D may be modified by written agreement between the parties. Unspecified out-of-pocket expenses shall be limited to those out-of-pocket expenses reasonably incurred by Private Trust in the performance of its obligations hereunder.

      7.3 Any compensation agreed to hereunder may be adjusted from time to time by attaching to Schedule C, a revised fee schedule executed and dated by the parties hereto.

Article 8   Representations and Warranties

      8.1 Each Fund represents and warrants to Private Trust that:

            (a) it is duly organized, existing and in good standing under the laws of the jurisdiction in which it is organized;

            (b) it is empowered under applicable laws and by its Articles of Incorporation, By-laws to enter into this Agreement;

            (c) all corporate proceedings required by said Articles of Incorporation, By-laws and applicable laws have been taken to authorize it to enter into this Agreement;

            (d) a registration statement under the Securities Act of 1933, as amended, and the 1940 Act on behalf of the Fund is currently effective and will remain effective, and all appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale; and

            (e) all outstanding Shares are validly issued, fully paid and non-assessable and when Shares are hereafter issued in accordance with the terms of the Fund's Articles of Incorporation and its Prospectus, such Shares shall be validly issued, fully paid and non-assessable.

      8.2 Private Trust represents and warrants to each Fund that:

            (a) it is duly organized, existing and in good standing under the laws of the state of New York;

            (b) it is empowered under applicable laws and by its Articles of Incorporation and By-laws to enter into and perform this Agreement;

            (c) all corporate proceedings required by said Articles of Incorporation, Bylaws and applicable laws have been taken to authorize it to enter into this Agreement; and

            (d) it is duly registered with its appropriate regulatory agency as a transfer agent and such registration will remain in effect for the duration of this Agreement; and

            (e) it has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

Article 9   Indemnification

      9.1 Each party hereto (the "Indemnifying Party") will indemnify the other party (the "Indemnified Party") against and hold it harmless from any and all losses, claims, damages, liabilities or expenses of any sort or kind (including seasonable counsel fees and expenses) resulting from any claim, demand, action or suit or other proceeding (a "Claim") unless such Claim has resulted from a negligent failure to act or omission to act or bad faith of the Indemnified Party in the performance of its duties hereunder. In addition, each Fund will indemnify Private Trust against and hold it harmless from any Claim, damages, liabilities or expenses (including reasonable counsel fees) that is a result of
(i) any action taken in accordance with Written or Oral Instructions, or any other instructions, or share certificates reasonably believed by Private Trust to be genuine and to be signed, countersigned or executed, or orally communicated by an Authorized Person; (ii) any action taken in accordance with written or oral advice reasonably believed by Private Trust to have been given by counsel for the Fund or its own counsel; (iii) any action taken as a result of any error or omission in any record (including but not limited to magnetic tapes, computer printouts, hard copies and microfilm copies) delivered, or caused to be delivered by the Fund to Private Trust in connection with this Agreement; or (iv) the offer or sale of Shares in violation of any requirement under the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any state with respect to the offer or sale of such shares in such state.

      9.2 In any case in which the Indemnifying Party may be asked to indemnify or hold the Indemnified Party harmless, the Indemnifying Party shall be advised of all pertinent facts concerning the situation in question. The Indemnified Party will notify the Indemnifying Party promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification against the Indemnifying Party although the failure to do so shall not prevent recovery by the Indemnified Party. The Indemnifying Party shall have the option to defend the Indemnified Party against any Claim which may be the subject of this indemnification, and, in the event that the Indemnifying Party so elects, such defense shall be conducted by counsel chosen by the Indemnifying Party and satisfactory to the Indemnified Party, and thereupon the Indemnifying Party shall take over complete defense of the Claim and the Indemnified Party shall sustain no further legal or other expenses in respect of such Claim. The Indemnified Party will not confess any Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party's prior written consent. The obligations of the parties hereto under this Section shall survive the termination of this Agreement.

      9.3 Except for remedies that cannot be waived as a matter of law (and injunctive or provisional relief), the provisions of this Article 9 shall be a party's sole and exclusive remedy for claims or other actions or proceedings to which the other party's indemnification obligations pursuant to this Article 9 may apply.

Article 10  Standard of Care

      10.1 Private Trust shall provide its services as transfer agent in accordance with the applicable provisions of Section 17A of the 1934 Act. Private Trust shall at all times act in good faith and agrees to use its best efforts within commercially reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility for loss or damage to the Funds unless said errors are caused by Private Trust's own negligence, bad faith, willful misconduct or that of its employees or knowing violations of applicable law pertaining to the manner in which transfer agency services are to be performed by Private Trust.

Article 11  Consequential Damages

      NOTWITSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL ANY PARTY UNDER THIS AGREEMENT, ITS AFFILIATES OR ANY OF ITS OR THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE TO THE OTHER PARTY UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR LOST PROFITS, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE OR WHETHER ANY PARTY OR ANY ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Article 12  Term and Termination

      12.1 This Agreement shall be effective on the date first written above and shall continue until October 1, 2000, and thereafter shall automatically continue for successive annual periods ending on the anniversary of the date first written above, provided that it may be terminated by either party upon written notice given at least 90 days prior to termination.

      12.2 In the event a termination notice is given by a Fund, it shall be accompanied by a resolution of the Board of Directors, certified by the Secretary of the Fund, designating a successor transfer agent or transfer agents. Upon such termination and at the expense of the Fund, Private Trust will deliver to such successor a certified list of shareholders of the Fund (with names and addresses), and all other relevant books, records, correspondence and other Fund records or data in the possession of Private Trust, and Private Trust will cooperate with the Fund and any successor transfer agent or agents in the substitution process.

Article 13  Confidentiality

      13.1 The parties agree that any non public information obtained hereunder concerning the other party is confidential and may not be disclosed to any other person without the consent of the other party, except as may be required by applicable law or at the request of the Commission or other governmental agency. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, without bond or other security, to an injunction or injunctions to prevent breaches of this provision.

Article 14  Force Majeure

      14.1 No party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country; (iii) any act or omission of the other party or any governmental authority; (iv) any labor disputes beyond the reasonable control of such party; or (v) nonperformance by a third party or any similar cause beyond the reasonable control of such party, including without limitation, failures or fluctuations in telecommunications or other equipment. Except to the extent that the non-performing party shall have failed to use its reasonable best efforts to minimize the likelihood of occurrence of such circumstances or to mitigate any loss or damage to the other party caused by such circumstances. In any such event, the non-performing party shall be excused from any further performance and observance of the obligations so affected only for as long as such circumstances prevail and such party continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.

Article 15  Assignment and Subcontracting

      15.1 This Agreement may not be assigned or otherwise transferred by Private Trust, without the prior written consent of the Funds, which consent shall not be unreasonably withheld; provided, however, that Private Trust may, in its sole discretion, assign all its right, title and interest in this Agreement to an affiliate, parent or subsidiary of Private Trust who is qualified to act under the 1940 Act. The Funds agree that Private Trust may, in its sole discretion, engage subcontractors to perform any of the obligations in this Agreement to be performed by Private Trust.

Article 16  Notices

      16.1 Any notice or other instrument authorized or required by this Agreement to be given in writing to a Fund or Private Trust, shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

      To the Funds:

            Smith Barney Mutual Funds
            388 Greenwich Street, 22nd Floor
            New York, NY 10013
            Attention: Heath B. McLendon

      To Private Trust:

            Smith Barney Private Trust Company
            388 Greenwich Street, 22nd Floor
            New York, NY 10013
            Attention: George Betzios

Article 17  Governing Law/Venue

      17.1 The laws of the State of New York, excluding the laws on conflicts of laws, shall govern the interpretation, validity, and enforcement of this agreement.

Article 18  Counterparts

      18.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; but such counterparts shall, together, constitute only one instrument.

Article 19  Captions

      19.1 The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

Article 20  Publicity

      20.1 Neither a Fund nor Private Trust shall release or publish news releases, public announcements, advertising or other publicity relating to this Agreement or to the transactions contemplated by it without the prior review and written approval of the other party; provided, however, that either party may make such disclosures as are required by legal, accounting or regulatory requirements after making reasonable efforts in the circumstances to consult in advance with the other party.

Article 21  Relationship of Parties

      21.1 The parties agree that they are independent contractors and not partners or co-venturers and nothing contained herein shall be interpreted or construed otherwise.

Article 22  Entire Agreement; Severability

      22.1 This Agreement, including Schedules and Exhibits hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous proposals, agreements, contracts, representations, and understandings, whether written or oral, between the parties with respect to the subject matter hereof. No change, termination, modification, or waiver of any term or condition of the Agreement shall be valid unless in writing signed by the party affected. A party's waiver of a breach of any term or condition in the Agreement shall not be deemed a waiver of any subsequent breach of the same or another term or condition.

      22.2 The parties intend every provision of this Agreement to be severable. If a court of competent jurisdiction determines that any term or provision is illegal or invalid for any reason, the illegality or invalidity shall not affect the validity of the remainder of this Agreement. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties. Without limiting the generality of this paragraph, if a court determines that any remedy stated in this Agreement has failed of its essential purpose, then all other provisions of this Agreement, including the limitations on liability and exclusion of damages, shall remain fully effective.

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                                    Each of the  Investment  Companies  Listed
                                    On  Schedule  A  Hereto,  Each of Which Is
                                    Acting  On  Its  Own  Behalf  And  Not  On
                                    Behalf Of Any Other Investment Company


                                    By:
                                       -----------------------------------
                                       Heath B. McLendon
                                       Chairman of the Boards of Directors


SMITH BARNEY PRIVATE TRUST COMPANY


By:
   -------------------------------------
   George Betzios
   Director - Transfer Agency Operations

                                  SCHEDULE A

                          SALOMON SMITH BARNEY FUNDS

CONCERT INVESTMENT SERIES
      Emerging Growth Fund
      Government Fund
      Growth Fund
      Growth and Income Fund
      International Equity Fund
      Municipal Fund

CONSULTING GROUP CAPITAL MARKETS FUNDS
      Balanced Investment
      Emerging Market
      Equity Investment Government Money Investments
      High Yield Investments
      Intermediate Fixed Income Investments
      International Equity Investments
      International Fixed Income Investments
      Large Capitalization Growth Investments
      Large Capitalization Value Equity Investments
      Long-Term Bond Investments
      Mortgage Backed Investments
      Municipal Bond Investments
      Small Capitalization Growth Investments
      Small Capitalization Value Equity Investments

GREENWICH STREET SERIES FUND (VARIABLE ANNUITY)
      Appreciation Portfolio
      Diversified Strategic Income Portfolio
      Emerging Growth Portfolio
      Equity Income Portfolio
      Equity Index Portfolio
      Growth & Income Portfolio
      Intermediate High Grade Bond Portfolio
      International Equity Portfolio
      Money Market Portfolio
      Total Return Portfolio

SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

SMITH BARNEY APPRECIATION FUND INC

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC

SMITH BARNEY CONCERT ALLOCATION SERIES, INC.
      Balanced Portfolio
      Conservative Portfolio
      Growth Portfolio High Growth Portfolio
      Income Portfolio
      Global Portfolio
      Select Balanced Portfolio (variable annuity)
      Select Conservative Portfolio (variable annuity)
      Select Growth Portfolio (variable annuity)
      Select High Growth Portfolio (variable annuity)
      Select Income Portfolio (variable annuity)

SMITH BARNEY EQUITY FUNDS
      Concert Social Awareness Fund
      Smith Barney Large Cap Blend Fund

SMITH BARNEY FUNDAMENTAL VALUE FUND INC

SMITH BARNEY FUNDS, INC
      Large Cap Value Fund
      Short-Term High Grade Bond Fund
      US Government Securities Fund

SMITH BARNEY INCOME FUNDS
      Smith Barney Balanced Fund
      Smith Barney Convertible Fund
      Smith Barney Diversified Strategic Income Fund
      Smith Barney Exchange Reserve Fund
      Smith Barney High Income Fund
      Smith Barney Municipal High Income Fund
      Smith Barney Premium Total Return Fund
      Smith Barney Total Return Bond Fund

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC
      Cash Portfolio
      Government Portfolio
      Municipal Portfolio

SMITH BARNEY INVESTMENT FUNDS INC.
      Concert Peachtree Growth Fund
      Smith Barney Contrarian Fund
      Smith Barney Government Securities Fund
      Smith Barney Hansberger Global Small Cap Value Fund
      Smith Barney Hansberger Global Value Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Special Equities Fund

SMITH BARNEY INVESTMENT TRUST
      Smith Barney Intermediate Maturity California Municipals Fund Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Large Capitalization Growth Fund
      Smith Barney S&P Index Fund
      Smith Barney Mid Cap Blend Fund

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

SMITH BARNEY MANAGED MUNICIPALS FUND INC.

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND INC.

SMITH BARNEY MONEY FUNDS, INC.
      Cash Portfolio
      Government Portfolio
      Retirement Portfolio

SMITH BARNEY MUNI FUNDS
      California Money Market Portfolio
      Florida Portfolio
      Georgia Portfolio
      Limited Term Portfolio
      National Portfolio
      New York Money Market Portfolio
      New York Portfolio
      Pennsylvania Portfolio

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.

SMITH BARNEY NATURAL RESOURCES FUND INC.

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

SMITH BARNEY OREGON MUNICIPALS FUND

SMITH BARNEY PRINCIPAL RETURN FUND
      Zeros Plus Emerging Growth Series 2000
      Smith Barney Security and Growth Fund 2005

SMITH BARNEY SMALL CAP BLEND FUND, INC

SMITH BARNEY TELECOMMUNICATIONS TRUST
      Smith Barney Telecommunications Income Fund

SMITH BARNEY VARIABLE ACCOUNT FUNDS (VARIABLE ANNUITY)
      Income and Growth Portfolio
      Reserve Account Portfolio
      U.S. Government/High Quality Securities Portfolio

SMITH BARNEY WORLD FUNDS, INC.
      Emerging Markets Portfolio
      European Portfolio
      Global Government Bond Portfolio
      International Balanced Portfolio
      International Equity Portfolio
      Pacific Portfolio

TRAVELERS SERIES FUND (VARIABLE ANNUITY)
      AIM Capital Appreciation Portfolio
      Alliance Growth Portfolio
      GT Global Strategic Income Portfolio
      WS Total Return Portfolio
      Putnam Diversified Income Portfolio
      Smith Barney High Income Portfolio
      Smith Barney Large Cap Value Portfolio
      Smith Barney International Equity Portfolio
      Smith Barney Large Capitalization Growth Portfolio
      Smith Barney Money Market Portfolio
      Smith Barney Pacific Basin Portfolio
      TBC Managed Income Portfolio
      Van Kampen American Capital Enterprise Portfolio

FEDERATED HIGH YIELD PORTFOLIO (VARIABLE ANNUITY)

FEDERATED STOCK PORTFOLIO (VARIABLE ANNUITY)

LAZARD INTERNATIONAL EQUITY PORTFOLIO (VARIABLE ANNUITY)

MFS EMERGING GROWTH PORTFOLIO (VARIABLE ANNUITY)

TRAVELERS SERIES TRUST (VARIABLE ANNUITY)
      Travelers 0 Coupon Bond FD 1998
      Travelers 0 Coupon Bond FD 2000
      Travelers 0 Coupon Bond FD 2005
      Social Awareness Stock Portfolio
      US Government Securities Portfolio
      Utilities Portfolio
      Convertible Bond Portfolio
      Disciplined Small Cap Stock Portfolio
      Strategic Stock Portfolio
      MFS Research Portfolio
      MFS Mid Cap Growth Portfolio
      NWQ Large Cap Portfolio
      Juriak & Voyles Core Equity Portfolio

TRAVELERS FUNDS (VARIABLE ANNUITY)
      Capital Appreciation Fund
      Money Market Portfolio
      High Yield Bond Trust
      Mid Cap Disciplined Equity Fund
      Managed Assets Trust

TRAVELERS QUALITY BOND PORTFOLIO (VARIABLE ANNUITY)

THE FUND FOR STABLE VALUE INVESTMENTS

                                  SCHEDULE B

                           DUTIES OF PRIVATE TRUST

      1. Shareholder Information. Private Trust or its agent shall maintain a record of the number of Shares held by each holder of record which shall include name, address, taxpayer identification and which shall indicate whether such Shares are held in certificates or uncertificated form.

      2. Shareholder Services: Private Trust or its agent will investigate all inquiries from shareholders of a Fund relating to Shareholder accounts and will respond to all communications from Shareholders and others relating to its duties hereunder and such other correspondence as may from time to time be mutually agreed upon between Private Trust and a Fund. Private Trust shall provide the Fund with reports concerning shareholder inquires and the responses thereto by Private Trust, in such form and at such times as are agreed to by the Fund and Private Trust.

      3.    Share Certificates.

      (a) At the expense of each Fund, Private Trust or its agent shall be supplied with an adequate supply of blank share certificates to meet Private Trust or its agent's requirements therefor. Such Share certificates shall be properly signed by facsimile. Each Fund agrees that, notwithstanding the death, resignation, or removal of any officer of the Fund whose signature appears on such certificates, Private Trust or its agent may continue to countersign certificates which bear such signatures until otherwise directed by Written Instructions.

      (b) With respect to each Fund, Private Trust or its agent shall issue replacement Share certificates in lieu of certificates which have been lost, stolen or destroyed, upon receipt by Private Trust or its agent of properly executed affidavits and lost certificate bonds, in form satisfactory to Private Trust or its agent, with the Fund and Private Trust or its agent as obligees under the bond.

      (c) With respect to each Fund, Private Trust or its agent shall also maintain a record of each certificate issued, the number of Shares represented thereby and the holder of record. With respect to Shares held in open accounts or uncertificated form, i.e., no certificate being issued with respect thereto, Private Trust or its agent shall maintain comparable records of the record holders thereof, including their names, addresses and taxpayer identification. Private Trust or its agent shall further maintain a stop transfer record on lost and/or replaced certificates.

      4. Mailing Communications to Shareholders: Proxy Materials. Private Trust or its agent will address and mail to Shareholders of the Funds, all reports to Shareholders, dividend and distribution notices and proxy material for the Fund's meetings of Shareholders. In connection with meetings of Shareholders, Private Trust or its agent will prepare Shareholder lists, mail and certify as to the mailing of proxy materials, process and tabulate returned proxy cards, report on proxies voted prior to meetings, act as inspector of election at meetings and certify Shares voted at meetings.

      5.    Sales of Shares

      (a) Suspension of Sale of Shares. Private Trust or its agent shall not be required to issue any Shares of a Fund where it has received a Written Instruction from the Fund or official notice from any appropriate authority that the sale of the Shares of the Fund has been suspended or discontinued. The existence of such Written Instructions or such official notice shall be conclusive evidence of the right of Private Trust or its agent to rely on such Written Instructions or official notice.

      (b) Returned Checks. In the event that any check or other order for the payment of money is returned unpaid for any reason, Private Trust or its agent will: (i) give prompt notice of such return to the Fund or its designee; (ii) place a stop transfer order against all Shares issued as a result of such check or order; and (iii) take such actions as Private Trust may from time to time deem appropriate.

      6.    Transfer and Repurchase

      (a) Private Trust or its agent shall process all requests to transfer or redeem Shares in accordance with the transfer or repurchase procedures set forth in each Fund's Prospectus.

      (b) Private Trust or its agent will transfer or repurchase Shares upon receipt of Oral or Written Instructions or otherwise pursuant to the Prospectus and Share certificates, if any, properly endorsed for transfer or redemption, accompanied by such documents as Private Trust or its agent reasonably may deem necessary.

      (c) Private Trust or its agent reserves the right to refuse to transfer or repurchase Shares until it is satisfied that the endorsement on the instructions is valid and genuine. Private Trust or its agent also reserves the right to refuse to transfer or repurchase Shares until it is satisfied that the requested transfer or repurchase is legally authorized, and it shall incur no liability for the refusal, in good faith, to make transfers or repurchases which Private Trust or its agent, in its good judgement, deems improper or unauthorized, or until it is reasonably satisfied that there is no basis to any claims adverse to such transfer or repurchase.

      (d) When Shares are redeemed, Private Trust or its agent shall, upon receipt of the instructions and documents in proper form, deliver to the Custodian and each Fund or its designee a notification setting forth the number of Shares to be repurchased. Such repurchased shares shall be reflected on appropriate accounts maintained by Private Trust or its agent reflecting outstanding Shares of each Fund and Shares attributed to individual accounts.

      (e) Private Trust or is agent shall, upon receipt of the moneys paid to it by the Custodian for the repurchase of Shares, pay such moneys as are received from the Custodian, all in accordance with the procedures described in the written instruction received by Private Trust or its agent from the Fund.

      (f) Private Trust or its agent shall not process or effect any repurchase with respect to Shares of a Fund after receipt by Private Trust or its agent of notification of the suspension of the determination of the net asset value of the Fund.

      7.    Dividends

      (a) Upon the declaration of each dividend and each capital gains distribution by the Board of Directors of a Fund with respect to Shares of the Fund, the Fund shall furnish or cause to be furnished to Private Trust or its agent a copy of a resolution of the Fund's Board of Directors certified by the Secretary of the Fund setting forth the date of the declaration of such dividend or distribution, the ex-dividend date; the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined; the amount payable per Share to the shareholders of record as of that date, the total amount payable to Private Trust or its agent on the payment date and whether such dividend or distribution is to be paid in Shares of such class at net asset value.

      (b) On or before the payment date specified in such resolution of the Board of Directors, a Fund will provide Private Trust with sufficient cash to make payment to the Shareholders of record as of such payment date.

      (c) If Private Trust or its agent does not receive sufficient cash from a Fund to make total dividend and/or distribution payments to all shareholders of the Fund as of the record date, Private Trust or its agent will, upon notifying the Fund, withhold payment to all Shareholders of record as of the record date until sufficient cash is provided to Private Trust or its agent.

      8. Cash Management Services. Funds received by Private Trust in the course of performing its services hereunder will be held in demand deposit bank accounts or money market fund accounts in the name of Private Trust (or its nominee) as agent for the Funds. Private Trust shall be entitled to retain any interest, dividends, balance credits or fee reductions or other concessions or benefits earned or generated by or associated with such accounts or made available by the institution with which such accounts are maintained.

      9. Lost Shareholders. Private Trust shall perform such services as are required in order to comply with Rules 17a-24 and 17Ad-17 of the 1934 Act (the "Lost Shareholder Rules"), including, but not limited to those set forth below. Private Trust may, in its sole discretion, use the services of a third party to perform some or all of such services.

      (a)   documentation of electronic search policies and procedures;
      (b)   execution of required searches;
      (c)   creation and mailing of confirmation letters;
      (d)   taking receipt of returned verification forms;
      (e) providing confirmed address corrections in batch via electronic media;
      (f) tracking results and maintaining data sufficient to comply with the Lost Shareholder Rules; and
      (g) preparation and submission of data required under the Lost Shareholder Rules.

      10.   Miscellaneous.

      In addition to and neither in lieu nor in contravention of the services set forth above, Private Trust shall: (i) perform all the customary services of a transfer agent, registrar, dividend disbursing agent and agent of the dividend reinvestment and cash purchase plan as described herein consistent with those requirements set forth as at the date of this Agreement; (ii) require proper forms of instructions, signatures and signature guarantees and any necessary documents supporting the opening of shareholder accounts, transfers and redemptions and other shareholder account transactions, all in conformance with Private Trust's present procedures with such changes or deviations therefrom as may be from time to time required or approved by a Fund, or the Fund's counsel or Private Trust's counsel and the rejection of orders or instructions not in good order in accordance with the applicable Fund prospectus; (iii) provide to the person designated by the Funds daily Blue Sky reports generated by Private Trust; (iv) provide to the Funds escheatment reports as reasonably requested by the Funds with respect to the status of the Funds' accounts and outstanding checks; and (v) maintain a current, duplicate set of the Funds' essential records at a secure separate location in a form available and usable forthwith in the event of any breakdown or disaster disruption of Private Trust's main operation. The detailed definition, frequency, limitations and associated costs (if any) set out in the attached fee schedule, include but are not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, tabulating proxies, mailing Shareholder reports to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts where applicable, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders.

      11. Print/Mail Services. Private Trust shall perform print/mail services on behalf of the Funds with respect to the following items:

(a)   Daily, Monthly Quarterly and Annual Output
      Confirmations
            -Brokerage SB money market fund SWEEP transactions
            -Direct Accounts (non-brokerage) all transactions
            -New account and Change of Allocation
      Welcome letters
      Checks:
            -Dividend
            -ACW
            -Commission
            -Daily Redemption
      Statements:
            -All Non Brokerage Accounts
            -Shareholder Statements
            -Dealer Statements
            -Dealer Statements (non-Transfer Agent)
            -Commission Statements
      Y/E Tax Forms
            -Non-brokerage Accounts
            -Non-networked Accounts

(b)   Special Mailings (includes 6700, proxy except NSCC NT3)
      o   Report Mailings (quarterly, annual and semi-annual)
      o   Prospectus Fulfillment & Mailings
      o   Shareholder/Information Letters

                                  SCHEDULE C

                                 FEE SCHEDULE

1.    Standard Fees

      (a)   Fees:  See attached Exhibit I of Schedule C

      (c) An annual fee cap will apply to the following funds based on the fee schedule currently in place:

            Money Market Funds                        $13.00 Per Account

            All Other Funds - Class A Shares          $13.00 Per Account

            All Other Funds - Class B & L Shares      $14.50 Per Account

2.    Print Mail Fees.

      (a)   Standard Print Mail Services:

      DAILY WORK (CONFIRMS):
            HAND: $55/K with $75.00 minimum (includes 1 insert, other than prospectuses)
                        $0.07/each additional insert
            MACHINE: $32/K with $50.00 minimum (includes 1 insert, other than prospectuses)
      DAILY CHECKS:
            HAND: $55/K with $75.00 minimum daily (includes 1 insert) $0.06/each additional insert
            MACHINE: $32/K with $50.00 minimum (includes 1 insert) $0.01/each additional insert
      * There is a $2.50 charge for each 3606 Form sent.

      STATEMENTS:
            HAND: $60/K with $50.00 minimum (includes 1 insert) $0.06/each additional insert
                        $125/K for intelligent inserting
            MACHINE: $40/K with $50.00 minimum (includes 1 insert) $0.01 each additional insert
                        $45/K for intelligent inserting

      PERIODIC CHECKS:
            HAND: $60/K with $75.00 minimum (includes 1 insert) $0.06/each additional insert
            MACHINE: $40/K with $75.00 minimum (includes 1 insert) $0.01/each additional insert

      LISTBILLS:        $60/K with $50.00 minimum

      PRINTING CHARGES:
            $0.06/per confirm/statement/page
            $0.08/per check

      FOLDING ASSOCIATED WITH PRE-PRINTED OR CREATED COLLATERAL:
            Folding (Machine):      $14/K
            Folding (Hand):         $.09 each

      PRESORT CHARGE:         $0.277 postage rate
                              $0.035 per piece
                              Fast Forward            $0.20 / hit

      COURIER CHARGE:         $15.00 for each on call courier trip/or actual
                              cost for on demand

      OVERNIGHT CHARGE:       $2.50 per package service charge plus Federal
                              Express/Airborne charge

      INVENTORY STORAGE:      $15.00 for each inventory location as of the
                              15th of the month

      INVENTORY RECEIPT:      $20.00 for each SKU /Shipment

      HOURLY WORK; SPECIAL PROJECTS, OPENING ENVELOPES, ETC ...: $24.00 per hour

      SPECIAL PULLS:          $2.50 per account pull

      BOXES/ENVELOPES:        Shipping boxes          $0.85 each
                              Oversized Envelopes     $0.45 each

      Cutting Charges:        $10.00/K

      (b)   Special Mailings.

      This pricing is based on appropriate notification (standard of 30 day notification) and scheduling for special mailings. Scheduling requirements include having collateral arrive at agreed upon times in advance of deadlines.

      TAPE WORK:
            $125.00 to create an admark tape
            $8.00/K to zip + 4 data enhance with $125.00 minimum
            $75.00/hr for any data manipulation
            $6.00/K combo charge

      ADMARK & MACHINE INSERT
            #10, #11, 6x9:    $56/K to admark envelope and machine insert 1
                              piece, with $125.00 min
                              $2.50/K for each additional insert
                              $34/K to admark only with $75.00 minimum
                              $25.00/K hand sort
            9x12:             $125/K to admark envelope and machine insert 1
                              piece, with $125.00 min
                              $5.00/K for each additional insert
                              $38/K to admark only with $75.00 minimum
                              $0.08 for each hand insert

      ADMARK & HAND INSERT
            #10, #11, 6x9:    $0.08 for each hand insert
                              $25.00/K hand sort
                  9x12:       $0.09 for each hand insert
                              $25.00/K hand sort

      PRESSURE/SENSITIVE LABELS:
            $0.26 each to create, affix and hand insert 1 piece, with a $75.00 minimum
            $0.06 for each hand insert
            $0.10 to affix labels only
            $0.10 to create labels only

      LEGAL DROP:             $150.00 / compliant legal drop per job and
                              processing fees

      CREATE MAILING LIST:    $0.40 per entry with $75.00 minimum

      PRESORT FEE:            $0.027 per piece

3.    Miscellaneous Service Charges.

      (a)   NSCC/Networking
                  $.15 per transaction
                  $.10 per same day trade

            NSCC Asset Allocation:
                  Set-up of $25,000 plus:
                  $.25 per trade

      (b)   Regulatory
                  Fiduciary Processing Fees*
                        IRA Accounts:     $10 one-time set-up fee
                                          $10 per fund  account  capped at $15
                                          per annum
                        403(b)(7), Keough, 401(k) accounts:
                                          $10 one-time set-up fee
                                          $15 per account, per annum
                        Average Cost:     $.15 per eligible account per month

                  *current pricing for existing Funds

      (c)   ACH/COPS Processing:          OOP's

      (d)   Remote Third Party Access:    CompuServe OOP's
                                          Fixed Line OOP's

                                  SCHEDULE D

                            OUT-OF-POCKET EXPENSES

1. Out-of Pockets. Each Fund shall reimburse Private Trust monthly for applicable out-of-pocket expenses, including, but not limited to the following items:
      o  Microfiche/microfilm. production
      o  Magnetic media tapes and freight
      o  Postage - direct pass through to the Fund
      o Telephone and telecommunication costs, including all lease, maintenance and line costs
      o  Proxy solicitations, mailings, tabulations and reports relating thereto
      o  Shipping, Certified and Overnight mail arid insurance
      o Terminals, communication lines, printers and other equipment and any expenses incurred in connection with such terminals and lines
      o  Duplicating services
      o  Courier services
      o  Federal Reserve charges for check clearance
      o  Overtime
      o  Temporary staff
      o  Travel, as approved in advance by the Fund
      o Record retention, retrieval and destruction costs, including, but not limited to exit fees charged by third party record keeping vendors
      o Such other miscellaneous expenses reasonably incurred by Private Trust in performing its duties and responsibilities under this Agreement.

      Each Fund shall pay postage and mailing expenses on the day of or prior to mailing as agreed with Private Trust. In addition, each Fund will promptly reimburse Private Trust for any other unscheduled expenses incurred by Private Trust whenever the Fund and Private Trust mutually agree that such expenses are not otherwise properly borne by Private Trust as part of its duties and obligations under the Agreement.

2.    Other Charges.
      o Pre-Printed Stock, including business forms, certificates, envelopes, checks and stationery.
      o  COLD Storage
      o  Digital Recording
      o  Incoming and outgoing wire charges

                           EXHIBIT I OF SCHEDULE C
                       SMITH BARNEY FUNDS FEE SCHEDULE

                   ---------------------
FUND                   Per Acct Fees
CONCERT                    Class
INVESTMENT SERIES    1       A       B
                   ---------------------
         Emerging
      Growth Fund  11.00   11.00   12.50
       Government
             Fund  11.00   11.00   12.50
      Growth Fund  11.00   11.00   12.50
       Growth and
      Income Fund  11.00   11.00   12.50
    International
      Equity Fund  11.00   11.00   12.50
   Municipal Fund  11.00   11.00   12.50

                ------------------------------------------------------------       -------------------------------------------------
                               401K Fees Per Acct          Per Acct Fees
                ------------------------------------------------------------                     Basis Points
                                  Class                                                              Class
                 1   A      B       L       O      Y      Z           Other           A          B         L         O      Other
                ------------------------------------------------------------       -------------------------------------------------
CONSULTING GROUP
CAPITAL MARKETS
FUNDS
         Balanced
       Investment                                                             8.50
  Emerging Market
Equity Investment                                                             8.50
 Government Money
      Investments                                                            10.25
       High Yield
      Investments                                                             8.50
     Intermediate
     Fixed Income
      Investments                                                             8.50
    International
           Equity
      Investments                                                             8.50
    International
     Fixed Income
      Investments                                                             8.50
            Large
   Capitalization
           Growth
      Investments                                                             8.50
   Long-Term Bond
      Investments                                                             8.50
  Mortgage Backed
      Investments                                                             8.50
   Municipal Bond
      Investments                                                             8.50
            Small
   Capitalization
Growth Investments                                                            8.50
            Small
   Capitalization
     Value Equity
      Investments                                                             8.50

GREENWICH STREET SERIES FUND (VARIABLE ANNUITY)
     Appreciation
        Portfolio                                                5,000/yr Flat Fee
      Diversified
 Strategic Income
        Portfolio                                                5,000/yr Flat Fee
  Emerging Growth
        Portfolio                                                5,000/yr Flat Fee
    Equity Income
        Portfolio                                                5,000/yr Flat Fee
     Equity Index
        Portfolio                                                5,000/yr Flat Fee
  Growth & Income
        Portfolio                                                5,000/yr Flat Fee
     Intermediate
  High Grade Bond
        Portfolio                                                5,000/yr Flat Fee
    International
 Equity Portfolio                                                5,000/yr Flat Fee
     Money Market
        Portfolio                                                5,000/yr Flat Fee
     Total Return
        Portfolio                                                5,000/yr Flat Fee

SMITH BARNEY
ADJUSTABLE RATE
GOVERNMENT
INCOME FUND        11.00   12.50                                                               0.0320%   0.0400%             0.0650%

SMITH BARNEY
AGGRESSIVE GROWTH
FUND INC.          11.00   12.50   12.50           9.50   8.50                       0.0970%   0.1530%   0.1030%

SMITH BARNEY
APPRECIATION
FUND INC.          11.00   12.50 12.50             9.50   8.50                       0.0960%   0.1310%   0.1300%

SMITH BARNEY
ARIZONA
MUNICIPALS
FUND INC.                                          9.50                              0.0220%   0.0320%   0.0180%

SMITH BARNEY
CALIFORNIA
MUNICIPALS
FUND INC.                                          9.50                              0.0170%   0.0310%   0.0290%

                ------------------------------------------------------------       -------------------------------------------------
                               401K Fees Per Acct          Per Acct Fees
                ------------------------------------------------------------                     Basis Points
                                  Class                                                              Class
                 1   A      B       L       O      Y      Z           Other           A          B         L         O      Other
                ------------------------------------------------------------       -------------------------------------------------
SMITH BARNEY
CONCERT
ALLOCATION
SERIES, INC.
         Balanced
        Portfolio  11.00   12.50   12.50           9.50   8.50                       0.1000%   0.1000%   0.1000%
     Conservative
        Portfolio  11.00   12.50   12.50           9.50   8.50                       0.0650%   0.0650%   0.0650%
 Growth Portfolio  11.00   12.50   12.50           9.50   8.50                       0.1000%   0.1000%   0.1000%
      High Growth
        Portfolio  11.00   12.50   12.50           9.50   8.50                       0.1000%   0.1000%   0.1000%
 Income Portfolio  11.00   12.50   12.50           9.50   8.50                       0.0650%   0.0650%   0.0650%
 Global Portfolio  11.00   12.50   12.50           9.50                              0.1000%   0.1000%   0.1000%
  Select Balanced
        Portfolio
        (variable
         annuity)                                                5,000/yr Flat Fee
           Select
     Conservative
        Portfolio
        (variable
         annuity)                                                5,000/yr Flat Fee
    Select Growth
        Portfolio
        (variable
         annuity)                                                5,000/yr Flat Fee
      Select High
 Growth Portfolio
        (variable
         annuity)                                                5,000/yr Flat Fee
    Select Income
        Portfolio
        (variable
         annuity)                                                5,000/yr Flat Fee

SMITH BARNEY EQUITY FUNDS
   Concert Social
   Awareness Fund  11.00   12.50   12.50           9.50                              0.1100%   0.1130%   0.1140%
     Smith Barney
        Large Cap
       Blend Fund  11.00   12.50   12.50   12.50   9.50                              0.1200%   0.1220%   0.1000%   0.1210%

     SMITH BARNEY
      FUNDAMENTAL
  VALUE FUND INC.  11.00   12.50   12.50           9.50                              0.0990%   0.1230%   0.1280%


SMITH BARNEY FUNDS, INC.
        Large Cap
       Value Fund  11.00   12.50   12.50           9.50   8.50                       0.0660%   0.1090%   0.0930%
  Short-Term High
  Grade Bond Fund  11.00                           9.50                              0.0630%
    US Government
  Securities Fund  11.00   12.50   12.50           9.50   8.50                       0.0390%   0.0450%   0.0550%

SMITH BARNEY INCOME FUNDS
     Smith Barney
    Balanced Fund  11.00   12.50   12.50   12.50   9.50   8.50                       0.1200%   0.0900%   0.1000%   0.0950%
     Smith Barney
 Convertible Fund  11.00   12.50   12.50   12.50   9.50                              0.1260%   0.0220%   0.1000%   0.1470%
    Smith Barney
     Diversified
        Strategic
      Income Fund  11.00   12.50   12.50           9.50   8.50                       0.0900%   0.0620%   0.0720%
    Smith Barney
 Exchange Reserve
             Fund          12.50   12.50                                                       0.0700%   0.0950%
     Smith Barney
 High Income Fund          11.00   12.50   12.50   9.50   8.50                       0.0780%   0.0720%   0.0550%
     Smith Barney
        Municipal
      High Income
             Fund                                  9.50                              0.0390%   0.0330%  0.0%670%
     Smith Barney
    Premium Total
      Return Fund  11.00   12.50   12.50           9.50                              0.0900%   0.0830%   0.1000%   0.1040%
     Smith Barney
     Total Return
        Bond Fund  11.00   12.50   12.50           9.50                              0.0650%   0.0650%   0.0650%

SMITH BARNEY
INSTITUTIONAL
CASH MANAGEMENT
FUND, INC.
   Cash Portfolio                                                                    0.0175%   0.0175%
       Government
        Portfolio                                                                    0.0175%   0.0175%
        Municipal
        Portfolio                                                                    0.0175%   0.0175%

SMITH BARNEY
INVESTMENT
FUNDS INC.
          Concert
        Peachtree
      Growth Fund  11.00   12.50   12.50           9.50                              0.1740%   0.2070%   0.0990%
     Smith Barney
  Contrarian Fund  11.00   12.50   12.50           9.50   8.50                       0.0960%   0.1150%   0.0990%
     Smith Barney
       Government
  Securities Fund  11.00   12.50   12.50           9.50                              0.7050%   0.0920%   0.1050%
     Smith Barney
Hansberger Global
        Small Cap
       Value Fund  11.00   12.50   12.50           9.50                              0.1000%   0.1000%   0.1000%
     Smith Barney
Hansberger Global
       Value Fund  11.00   12.50   12.50           9.50                              0.1000%   0.1000%   0.1000%
     Smith Barney
 Investment Grade
        Bond Fund  11.00   12.50   12.50           9.50                              0.0760%   0.0720%   0.0640%
     Smith Barney
 Special Equities
             Fund  11.00   12.50   12.50           9.50   8.50                       0.1200%   0.1120%   0.1220%

SMITH BARNEY
INVESTMENT TRUST
     Smith Barney
     Intermediate
         Maturity
       California
  Municipals Fund                                  9.50                              0.0340%             0.0450%
     Smith Barney
     Intermediate
         Maturity
         New York
  Municipals Fund                                  9.50                              0.0370%             0.0600%
     Smith Barney
            Large
   Capitalization
      Growth Fund  11.00   12.50   12.50           9.50                              0.1000%   0.1000%   0.1000%
     Smith Barney
   S&P Index Fund  11.00   12.50   12.50                                      8.50   0.1000%
     Smith Barney
          Mid Cap
       Blend Fund  11.00   12.50   12.50           9.50                              0.1000%   0.1000%   0.1000%

SMITH BARNEY
MANAGED
GOVERNMENTS
FUND INC.          11.00   12.50   12.50           9.50                              0.0680%   0.0850%   0.0710%

SMITH BARNEY
MANAGED
MUNICIPALS FUND                                    9.50                              0.0205%   0.0375%   0.0370%
INC.

SMITH BARNEY
MASSACHUSETTS
MUNICIPALS
FUND INC.                                          9.50                              0.0270%   0.0370%   0.0170%

                ------------------------------------------------------------       -------------------------------------------------
                               401K Fees Per Acct          Per Acct Fees
                ------------------------------------------------------------                     Basis Points
                                  Class                                                              Class
                 1   A      B       L       O      Y      Z           Other           A          B         L         O      Other
                ------------------------------------------------------------       -------------------------------------------------
SMITH BARNEY
MONEY FUNDS, INC.
   Cash Portfolio                  12.50          10.25  10.25               10.25   0.1020%             0.0510%
       Government
        Portfolio                  12.50          10.25  10.25               10.25   0.0620%             0.0420%
       Retirement
        Portfolio                                                                    0.1220%

SMITH BARNEY MINI
FUNDS
 California Money
 Market Portfolio                                 10.25                              0.0260%
Florida Portfolio                                  9.50                              0.0200%   0.0270%   0.0490%
Georgia Portfolio                                  9.50                              0.0240%   0.0450%   0.0380%
     Limited Term
        Portfolio                                  9.50                              0.0200%             0.0350%
         National
        Portfolio                                  9.50                              0.0220%   0.0210%   0.0420%
   New York Money
 Market Portfolio                                 10.25                              0.0350%
         New York
        Portfolio                                  9.50                              0.0320%   0.0510%   0.0480%
     Pennsylvania
        Portfolio                                  9.50                              0.0210%   0.0360%   0.0430%

SMITH BARNEY
MUNICIPAL MONEY
MARKET
FUND, INC.                                        10.25                              0.0340%

SMITH BARNEY
NATURAL RESOURCES
FUND INC.          11.00   12.50   12.50           9.50                              0.2710%   0.1950%   0.1090%

SMITH BARNEY
NEW JERSEY
MUNICIPALS
FUND INC.                                          9.50                              0.0270%   0.0410%   0.0420%

SMITH BARNEY
OREGON MUNICIPALS
FUND                                               9.50                              0.0320%   0.0460%   0.0360%

SMITH BARNEY
PRINCIPAL RETURN
FUND
       Zeros Plus
  Emerging Growth
      Series 2000                                                                                                            0.1040%
     Smith Barney
     Security and
 Growth Fund 2005                                                                                                            0.1120%

SMITH BARNEY
SMALL CAP BLEND
FUND, INC.         11.00   12.50   12.50           9.50                              0.1000%   0.1000%   0.1000%

SMITH BARNEY
TELECOMMUNICATIONS
TRUST
     Smith Barney
Telecommunications
      Income Fund  11.00                                                             0.0290%

GREENWICH STREET
SERIES FUND
(VARIABLE
ANNUITY)
       Income and
           Growth
        Portfolio                                                5,000/yr Flat Fee
  Reserve Account
        Portfolio                                                5,000/yr Flat Fee
  U.S. Government/
     High Quality
       Securities
        Portfolio                                                5,000/yr Flat Fee

SMITH BARNEY
WORLD FUNDS, INC.
 Emerging Markets
        Portfolio  11.00   12.50   12.50           9.50                              0.1168%   0.1162%   0.1183%
         European
        Portfolio  11.00   12.50   12.50           9.50                              0.1655%   0.1635%   0.1450%
Global Government
   Bond Portfolio  11.00   12.50   12.50           9.50                              0.0920%   0.1215%   0.0941%
    International
         Balanced
        Portfolio  11.00   12.50   12.50           9.50                              0.0972%   0.1161%   0.1330%
    International
 Equity Portfolio  11.00   12.50   12.50           9.50   8.50                       0.1005%   0.1367%   0.1406%
          Pacific
        Portfolio  11.00   12.50   12.50           9.50                              0.0990%   0.1580%   0.2000%

TRAVELERS SERIES
FUND (VARIABLE
ANNUITY)
      AIM Capital
     Appreciation                                                5,000/yr Flat Fee
        Portfolio
  Alliance Growth
        Portfolio                                                5,000/yr Flat Fee
        GT Global
 Strategic Income
        Portfolio                                                5,000/yr Flat Fee
 MFS Total Return
        Portfolio                                                5,000/yr Flat Fee
           Putnam
      Diversified
           Income
        Portfolio                                                5,000/yr Flat Fee
     Smith Barney
      High Income
        Portfolio                                                5,000/yr Flat Fee
     Smith Barney
  Large Cap Value
        Portfolio                                                5,000/yr Flat Fee
     Smith Barney
    International
 Equity Portfolio                                                5,000/yr Flat Fee
     Smith Barney
            Large
   Capitalization
Growth Portfolio                                                 5,000/yr Flat Fee
     Smith Barney
     Money Market
        Portfolio                                                5,000/yr Flat Fee
     Smith Barney
    Pacific Basin
        Portfolio                                                5,000/yr Flat Fee
      TBC Managed
 Income Portfolio                                                5,000/yr Flat Fee
       Van Kampen
  American Capital
       Enterprise
        Portfolio                                                5,000/yr Flat Fee

                ------------------------------------------------------------       -------------------------------------------------
                               401K Fees Per Acct          Per Acct Fees
                ------------------------------------------------------------                     Basis Points
                                  Class                                                              Class
                 1   A      B       L       O      Y      Z           Other           A          B         L         O      Other
                ------------------------------------------------------------       -------------------------------------------------
FEDERATED HIGH
YIELD PORTFOLIO
(VARIABLE ANNUITY)                                               5,000/yr Flat Fee
FEDERATED STOCK
PORTFOLIO
(VARIABLE ANNUITY                                                5,000/yr Flat Fee

LAZARD
INTERNATIONAL
EQUITY
PORTFOLIO
(VARIABLE ANNUITY)                                               5,000/yr Flat Fee
MFS EMERGING
GROWTH PORTFOLIO
(VARIABLE ANNUITY)                                               5,000/yr Flat Fee

TRAVELERS SERIES
TRUST
(VARIABLE ANNUITY)
      Travelers O
      Coupon Bond
          FD 1998                                                5,000/yr Flat Fee
      Travelers O
      Coupon Bond
          FD 2000                                                5,000/yr Flat Fee
      Travelers O
      Coupon Bond
          FD 2005                                                5,000/yr Flat Fee
 Social Awareness
  Stock Portfolio                                                5,000/yr Flat Fee
    US Government
       Securities
        Portfolio                                                5,000/yr Flat Fee
        Utilities
        Portfolio                                                5,000/yr Flat Fee
      Convertible
   Bond Portfolio                                                5,000/yr Flat Fee
      Disciplined
  Small Cap Stock
        Portfolio                                                5,000/yr Flat Fee
        Strategic
  Stock Portfolio                                                5,000/yr Flat Fee
     MFS Research
        Portfolio                                                5,000/yr Flat Fee
      MFS Mid Cap
 Growth Portfolio                                                5,000/yr Flat Fee
        NWQ Large
    Cap Portfolio                                                5,000/yr Flat Fee
  Juriak & Voyles
      Core Equity
        Portfolio                                                5,000/yr Flat Fee

TRAVELERS FUNDS
(VARIABLE ANNUITY)
          Capital
Appreciation Fund                                                5,000/yr Flat Fee
     Money Market
        Portfolio                                                5,000/yr Flat Fee
  High Yield Bond
            Trust                                                5,000/yr Flat Fee
          Mid Cap
      Disciplined
      Equity Fund                                                5,000/yr Flat Fee
   Managed Assets
            Trust                                                5,000/yr Flat Fee

TRAVELERS QUALITY
BOND PORTFOLIO
(VARIABLE ANNUITY)                                               5,000/yr Flat Fee

THE FUND FOR
STABLE VALUE
INVESTMENTS                                                            8.50